Since inception, the AFL-CIO Housing Investment Trust has invested $132.8 million, and its subsidiary Building America CDE, Inc. has awarded $23.0 million in tax credits to help finance 15 projects in Michigan with total development investment of $239.2 million. These projects have built or preserved 2,336 housing and healthcare units and created an estimated 2.5 million hours of union construction work.

					HIT
			Total	Affordable	Investment/
	Project Name	Location	Units	Units	NMTCs	Total Dev. Cost

1	Windemere Park Apartments	Ann Arbor	480	96	$26,374,000	$29,011,400
2	Anglin Extended Care	Detroit	180	180	$5,197,400	$5,717,140
3	Detroit Home Repair Program	Detroit	4	4	$246,000	$430,490
4	Detroit Home Repair Program 2	Detroit	5	5	$660,114	$694,857
5	Detroit Manufacturing Systems**	Detroit	-	-	$8,500,000	$36,928,000
6	Historic New Center Apts.	Detroit	104	20	$2,040,000	$2,244,000
7	Lafayette East	Detroit	480	480	$13,714,100	$15,237,889
8	Residences @ 150 Bagley Apts.	Detroit	148	30	$47,791,901	$72,990,473
9	Sugar Hill**	Detroit	68	20	$14,500,000	$35,080,214
10	Arbor Woods Mobile Home Park	Farmington Hills	214	214	$3,627,300	$3,990,030
11	Village Green on Lake St. Clair	Macomb	222	44	$10,340,900	$11,374,990
12	Wexford Townhouses of Novi	Novi	128	26	$8,846,400	$9,731,040
13	American House at Carpenter	Pittsfield Township	102	20	$5,641,300	$6,205,430
14	Beechwood Manor Home for the Aged	St. Clair Shores	98	98	$3,042,200	$3,346,420
15	Westland Board & Care	Westland	103	103	$5,265,000	$6,194,118
	TOTAL		2,336	1,340	$155,786,615	$239,176,491

** Project receiving NMTC Allocation

Residences @ 150 Bagley, Detroit	Sugar Hill, Detroit

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

MARCH 2022